UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2013

CHATHAM LODGING TRUST
(Exact name of Registrant as specified in its charter)

Maryland	001-34693	27-1200777
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

50 Cocoanut Row, Suite 211 Palm Beach, Florida	33480
(Address of principal executive offices)	(Zip Code)
(561) 802-4477
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
On December 11, 2013, Chatham Lodging Trust (the "Company"), as parent guarantor and Chatham Lodging, L.P., as borrower (the "Borrower"), entered into an amendment (the "Amendment") to their amended and restated senior secured revolving credit agreement (the "Credit Agreement") with the lenders party thereto and Barclays Bank PLC, as administrative agent.

The Amendment extends the maturity date of the Credit Agreement date to November 5, 2016 and includes an option to extend the maturity date by an additional year. Other key terms of the Amendment are as follows:

* The base amount available under the Credit Agreement increased to $175 million from $105 million.
* The accordion feature allows for the option to increase the available lending amount to an additional $50 million from $10 million.
* Certain properties were added to the credit facility's borrowing base which are unsecured.

As of December 11, 2013, the Company and the Borrower had borrowings of $49.0 million outstanding under the Credit Agreement.

The foregoing description of the Amendment is not complete and is qualified in its entirety by reference to the entire Amendment, which is attached to this report as Exhibit 10.1 and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 is hereby incorporated into this Item 2.03 by reference.

Item 7.01 Regulation FD Disclosure.
On December 12, 2013, the Company issued a press release announcing its entry into the Amendment. A copy of such press release is furnished as Exhibit 99.1 to this report.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

10.1
First amendment to amended and Restated Credit Agreement, dated as of December 11, 2013, among Chatham Lodging Trust, Chatham Lodging, L.P., the lenders party thereto and Barclays Bank PLC, as administrative agent

99.1	Press release dated December 12, 2013
The information contained in the press release attached as Exhibit 99.1 to this report shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Furthermore, the information contained in the press release attached as Exhibit 99.1 to this report shall not be deemed to be incorporated by reference in the filings of the registrant under the Securities Act of 1933, as amended.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHATHAM LODGING TRUST

December 13, 2013	By:	/s/ Dennis M. Craven

Name: Dennis M. Craven
Title: Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

10.1
First amendment to amended and Restated Credit Agreement, dated as of December 11, 2013, among Chatham Lodging Trust, Chatham Lodging, L.P., the lenders party thereto and Barclays Bank PLC, as administrative agent

99.1	Press release dated December 12, 2013